Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	9-30-15	6-30-15	9-30-14
Assets
Loans	$60,085	$58,264	$56,155
Loans held for sale	916	835	784
Securities available for sale	14,376	14,244	12,245
Held-to-maturity securities	4,936	5,022	4,997
Trading account assets	811	674	965
Short-term investments	1,964	3,222	2,342
Other investments	691	703	822

Total earning assets	83,779	82,964	78,310
Allowance for loan and lease losses	(790)	(796)	(804)
Cash and due from banks	470	693	651
Premises and equipment	771	788	832
Operating lease assets	315	296	304
Goodwill	1,060	1,057	1,051
Other intangible assets	74	83	126
Corporate-owned life insurance	3,516	3,502	3,456
Derivative assets	793	536	413
Accrued income and other assets	3,348	3,314	3,024
Discontinued assets	2,086	2,169	2,421

Total assets	$95,422	$94,606	$89,784

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$37,301	$36,024	$33,941
Savings deposits	2,338	2,370	2,390
Certificates of deposit ($100,000 or more)	2,001	2,032	2,533
Other time deposits	3,020	3,105	3,338

Total interest-bearing deposits	44,660	43,531	42,202
Noninterest-bearing deposits	25,985	26,640	25,697
Deposits in foreign office — interest-bearing	428	498	557

Total deposits	71,073	70,669	68,456
Federal funds purchased and securities sold under repurchase agreements	407	444	657
Bank notes and other short-term borrowings	677	528	996
Derivative liabilities	676	560	384
Accrued expense and other liabilities	1,562	1,537	1,613
Long-term debt	10,310	10,267	7,172
Discontinued liabilities	—	—	3

Total liabilities	84,705	84,005	79,281

Equity
Preferred stock, Series A	290	290	291
Common shares	1,017	1,017	1,017
Capital surplus	3,914	3,898	3,984
Retained earnings	8,764	8,614	8,082
Treasury stock, at cost	(3,008)	(2,884)	(2,563)
Accumulated other comprehensive income (loss)	(272)	(345)	(325)

Key shareholders’ equity	10,705	10,590	10,486
Noncontrolling interests	12	11	17

Total equity	10,717	10,601	10,503

Total liabilities and equity	$95,422	$94,606	$89,784

Common shares outstanding (000)	835,285	843,608	868,477

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Nine months ended
	9-30-15	6-30-15	9-30-14	9-30-15	9-30-14
Interest income
Loans	$542	$532	$531	$1,597	$1,576
Loans held for sale	10	12	4	29	13
Securities available for sale	75	72	67	217	210
Held-to-maturity securities	24	24	25	72	70
Trading account assets	5	5	6	15	19
Short-term investments	1	2	2	5	4
Other investments	4	5	4	14	16

Total interest income	661	652	639	1,949	1,908

Interest expense
Deposits	27	26	28	79	91
Federal funds purchased and securities sold under repurchase agreements	—	—	1	—	2
Bank notes and other short-term borrowings	2	2	2	6	6
Long-term debt	41	40	33	118	98

Total interest expense	70	68	64	203	197

Net interest income	591	584	575	1,746	1,711
Provision for credit losses	45	41	19	121	35

Net interest income after provision for credit losses	546	543	556	1,625	1,676

Noninterest income
Trust and investment services income	108	111	99	328	291
Investment banking and debt placement fees	109	141	88	318	271
Service charges on deposit accounts	68	63	68	192	197
Operating lease income and other leasing gains	15	24	17	58	81
Corporate services income	57	43	42	143	125
Cards and payments income	47	47	42	136	123
Corporate-owned life insurance income	30	30	26	91	80
Consumer mortgage income	3	4	3	10	7
Mortgage servicing fees	11	9	9	33	35
Net gains (losses) from principal investing	11	11	9	51	60
Other income (a)	11	5	14	35	37

Total noninterest income	470	488	417	1,395	1,307

Noninterest expense
Personnel	426	408	405	1,223	1,182
Net occupancy	60	66	66	191	198
Computer processing	41	42	39	121	118
Business services and professional fees	40	42	36	115	118
Equipment	22	22	25	66	73
Operating lease expense	11	12	11	34	31
Marketing	17	15	15	40	33
FDIC assessment	8	8	9	24	21
Intangible asset amortization	9	9	10	27	29
OREO expense, net	2	1	1	5	3
Other expense	88	86	89	258	251

Total noninterest expense	724	711	706	2,104	2,057

Income (loss) from continuing operations before income taxes	292	320	267	916	926
Income taxes	72	84	64	230	232

Income (loss) from continuing operations	220	236	203	686	694
Income (loss) from discontinued operations, net of taxes	(3)	3	(17)	5	(41)

Net income (loss)	217	239	186	691	653
Less: Net income (loss) attributable to noncontrolling interests	(2)	1	—	1	6

Net income (loss) attributable to Key	$219	$238	$186	$690	$647

Income (loss) from continuing operations attributable to Key common shareholders	$216	$230	$197	$668	$671
Net income (loss) attributable to Key common shareholders	213	233	180	673	630

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.26	$.27	$.23	$.79	$.77
Income (loss) from discontinued operations, net of taxes	—	—	(.02)	.01	(.05)
Net income (loss) attributable to Key common shareholders (b)	.26	.28	.21	.80	.72

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.26	$.27	$.23	$.78	$.76
Income (loss) from discontinued operations, net of taxes	—	—	(.02)	.01	(.05)
Net income (loss) attributable to Key common shareholders (b)	.25	.27	.21	.79	.71

Cash dividends declared per common share	$.075	$.075	$.065	$.215	$.185

Weighted-average common shares outstanding (000)	831,430	839,454	867,350	839,758	875,728
Weighted-average common shares and potential common shares outstanding (000) (c)	838,880	846,312	874,122	847,371	882,451

(a)	For each of the three months ended September 30, 2015, June 30, 2015, and September 30, 2014, net securities gains (losses) totaled less than $1 million. For the three months ended September 30, 2015, June 30, 2015, and September 30, 2014, Key did not have any impairment losses related to securities.
(b)	Earnings per share may not foot due to rounding.
(c)	Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.